Exhibit 99.1
Credit Suisse 2011 Engineering
and Construction Conference

June 2, 2011

Forward-Looking Statements and Non-GAAP
Information
Forward-Looking Statements and Non-GAAP
Information
  This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and competitive environment. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “believe,” “expect,” “anticipate,”
 “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not read forward-looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the
 Company’s Annual Report on Form 10-K for the year ended July 31, 2010, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). The forward-
 looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slide included at the end of this presentation.

Dycom Industries Introduction

■ Leading provider of specialty contracting services principally to telephone and cable companies
■ Telecommunications industry dynamics driving growth potential
■ Major participant in a large, but fragmented industry, which offers acquisition opportunities
■ Significant portion of revenues from multi-year Master Service
 Agreements
■ Experienced management team operating through a decentralized, customer-focused organizational structure
■ Strong cash flows and liquidity

Telecommunications
83.8%
Electric and Gas Utilities and Other Construction and Maintenance
2.5%
13.7%
Underground Facility Locating

DYCOM INDUSTRIES INC.

Customer Revenue Mix
Contract Revenue $252.4 million*
Quarter Ended April 30, 2011
* Includes revenues from businesses acquired in Q2-11 since acquisition dates.

Providing End-To-End Services
Engineering
Underground Facility Locating
Outside Plant & Equipment Installation
Wireless Services

Dycom Industries At a Glance
Dycom is a leading telecommunications infrastructure provider in the United States
■ Headquartered in Palm Beach Gardens, Florida
■ Q3-2011 revenues of $252.4 million grew organically 2.7% after adjusting for revenues from acquired companies
■ Strong financial profile
 } Cash and equivalents $89.0 million at April 30, 2011
 } 7.125% Senior Subordinated Notes due 2021 issued in Q2-11
 } Shareholders’ equity $346.4 million at April 30, 2011
 } Repurchased over $55 million in common shares in the first nine months of fiscal 2011
 } Approximately $274 million in share repurchases since fiscal 2006
■ Nationwide footprint
 } Operates in 48 states and to a limited extent in Canada
 } 31 operating subsidiaries and hundreds of field offices
■ Over 8,100 employees
■ Listed on the NYSE under the ticker: DY
See “Regulation G disclosure” slides for a reconciliation of Non-GAAP financial measures to GAAP financial measures.

Dycom Headquarters
Subsidiary Headquarters

White Mountain Cable Construction
Ansco & Associates
CableCom
Star Construction, LLC
tesinc
C-2 Utility Contractors, LLC
CCG Communications Construction Group
RJE Canada
Point to Point Communications, Inc.
Triple D Communications, LLC
TCC LLC
RJE Telecom
NEOCOM
TCS Communications, LLC
Locating Inc. underground utilities
CAVO Broadband Communications
LCS Lamberts Cable Splicing Company, LLC
Niels Fugal Sons Co.
Prince Telecom
UtiliQuest
STS Engineering Contractors
SCI
Ivy H. Smith Co.
CSI
Globe Communications, LLC
Underground USI
Midtown Express
Broadband Express
Cable Connectors LLC
Nichols Construction Co. LLC
Precision Valley Communications

DYCOM INDUSTRIES INC.

Strong subsidiaries, broad national footprint
Subsidiaries
Dycom’s Nationwide Presence
Dycom Operating Overview

Industry Developments…
■ Telephone / cable industry convergence - a reality
 } Competition for customers drives growth
■ Network bandwidth expansion - an imperative
 } Telephone companies expanding network capacity
 } Cable responding to match capabilities and facilitate new products such as VOIP, HDTV, and wideband
 } Wireless service providers upgrading to 4G to accommodate new services and increased data usage
■ Product bundles - key to telephone / cable success
 } Decrease customer churn
 } Provide revenue growth opportunities to offset market share erosion

…And Industry Opportunities
■ Continued capital spending
 } Telephone company deployments of Fiber (FTTx)
 } Cable company bandwidth expansion
 } Customer premise equipment deployments
 } 4G upgrades and fiber to the cell site wireless backhaul
 } Rural broadband deployment
■ Renewed focus on network reliability and availability as
 subscribers demand better service levels
■ Continued outsourcing as time to market and installation quality are crucial for new product launches

Telecom Capital Spending
Lowell McAdam - Verizon Communications, Inc. President, COO May 2011
■ Continued capital spending in wireline reflects burgeoning demand for voice, data and video transmission
■ Wireless capital spending accelerating as 4G networks proliferate and new competitors emerge
■ Significant portion of RBOCs’ capital budgets are expected to be from fiber deployments, including fiber to the cell site initiatives
■ Carriers are shifting capital spending to address growth needs and increased competition from cable companies
Capital Expenditure Commentary
 “….I think our -- our goal right now is to go out and streamline further the wireline assets, and by that, I mean the core performance, as well as FiOS. As I've gone into this new job over the last six months, and I travel around the wireline side of the business, I see what I call lots of pots of gold here where we can become more efficient, so we're very focused on that. And
 I think there's also an opportunity to streamline FiOS. There are too many network elements between the central office and the customer. We're using technology to streamline those.
 That also gives you the ability to improve the productivity of the technician; it doesn't take him as long to do an installation. So I want to see how we can get more efficient and get better penetration, and then I think it's -- maybe we expand FiOS a little bit, if I can make the math work.”

Cable Capital Spending
 “… And finally, carrier wholesale which includes cell backhaul services. Given our largely to tier 2 footprint, we believe we are in a unique position to enable high-capacity last mile services for wholesale providers. For the latter two segments, there is an especially long lead time from the sales effort, to installation, and billable revenue, and you will continue to see some quarter-to-quarter variability in both revenue and CapEx for the commercial side of the house. As we've said before, we see significant growth opportunity in each of these commercial segments and I believe we're making the right investments to capitalize on that opportunity.”
■ Continued capital expenditures on bandwidth reclamation, VOIP and HDTV product offerings, and cellular backhaul
■ Ongoing plant and network enhancements are critical as cable operators continue to offer services that require greater reliability
■ Network capacity and reliability increasingly crucial as cable companies compete with traditional telecom firms
Capital Expenditure Commentary
Don Detampel- Charter Communications
 EVP of Technology & President of Commercial Services May 2011

Underground Facility Locating Services
■ “Dig Safe” laws in all 50 states require owners of underground utilities to identify and mark their facilities prior to excavation
 } Regulates telephone, cable, power, gas and water & sewer utilities
 } Seeks to minimize network outages, protect job-site workers and safeguard the general public
 } Locates often required as a condition for permit issuance
■ Generally outsourced by telecom companies and cable operators
 } Work generated by excavators via “800 number” call centers
 } High volume of transactions must be completed within 48-72 hours
■ Regulatory backdrop promotes steady workflow
 } Driven by regional macro-economic factors

Dycom’s Competitive Advantages
■ Established customer relationships and reputation
■ Broad geographic coverage
■ Scale to satisfy customer time and service requirements
■ Responsive, local decentralized business units
■ Access to capital
■ Senior management operating expertise

Growth Strategy As Opportunities
Expand
■ Build and maintain long-term customer relationships at the local level
 } Position business to capture both recurring maintenance and new capital spending
■ Empower subsidiary management
 } Build relationships with customer contracting decision makers
 } Utilize detailed knowledge of local pricing dynamics
 } Leverage subcontractors and local trade relationships
■ Deliberately select attractive customers with profitable business
 } Focus on higher quality, long-term telecommunications industry leaders
■ Selectively screen potential acquisitions
 } Healthy players that bring long-term, established customer relationships
 } Complement existing Dycom customer footprint
 } Position Company for significant customer capital or maintenance spending
Dycom employs a deliberate and methodical growth strategy

at&t

comcast

CenturyLink

verizon

TIME WARNER CABLE
THE POWER OF YOU™

Charter

windstream communications

Duke Energy

CABLEVISION

EDISON INTERNATIONAL

23%
21%
14%
11%
9%
7%
7%
5%
1%
1%
1%

DYCOM INDUSTRIES INC.

Blue-chip, predominantly investment grade clients comprise the vast majority of revenue
Well Established Customers
Fiscal Quarter Ended April 30, 2011
Customer Revenue Breakdown
Comcast
AT&T
CenturyLink
Verizon
Windstream
Cablevision
Charter
Duke Energy
Time Warner
Cable
Other
Edison International

Revenue ($ in millions)

$300
$250
$200
$150
$100
$50
$-
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
AT&T
Comcast
CenturyLink
Verizon
Adelphia
Charter Comm
Time Warner Cable
Windstream

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$784
$579
$588
$842
$958
$995
$1,138
$1,230
$1,107
$989
60%
52%
65%
70%
71%
66%
62%
61%
63%
61%
40%
48%
35%
30%
29%
34%
38%
39%
37%
39%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Top 5 as of Q3-11
All Other as of Q3-11

DYCOM INDUSTRIES INC.

Customer Rotation
Key long-term relationships help Dycom manage the cyclical nature of telecom and cable capex spending
For comparison purposes, when customers have been combined through acquisition or merger, their revenues have been combined for all periods.

Master Service Agreements
74.6%
13.9%
11.5%
Short-term contracts
Long-term contracts

- Multi-year, multi-million dollar arrangements covering thousands of individual work orders
- Generally exclusive requirement contracts

- **Long-term contracts** relate to specific projects with terms in excess of one year from the contract date
  - As of April 30, 2011, Dycom was party to approximately 200 MSA's and other arrangements with customers that extend for periods of one or more years
- **Short-term contracts** relate to spot requirements

Dycom’s revenue stream is primarily generated by long-term contractual agreements
■ Master Service Agreements (MSA’s)
■ Significant majority of contracts are based on
 units of delivery
Revenue By Contract Type
Quarter Ended April 30, 2011
Revenue - Q3 Fiscal 2011

Executive	Industry Tenure	Comment
Steven E. Nielsen *President & CEO*	26 years	▪ 18 years with Dycom; prior experience with Henkels & McCoy
Timothy R. Estes *EVP & COO*	38 years	▪ 17 years with Dycom; prior experience with BellSouth
H. Andrew DeFerrari *Sr. VP & CFO*	6 years	▪ 6 years with Dycom; prior experience with Ernst & Young
Richard B. Vilsoet *General Counsel*	6 years	▪ 6 years with Dycom; prior 16 years experience with Shearman & Sterling

DYCOM INDUSTRIES INC.

Senior Management
Seasoned management team with several decades of combined industry experience

Financial Update

■Centralize activities which yield synergistic benefits
 } Treasury
 } Tax
 } Risk management
 } Capital asset procurement
 } Information technology resources

■Decentralize financial operations to provide solid support
and flexibility at operating unit level
■Maintain financial resources to support internal growth
and acquisition opportunities
Financial Overview

Contract Revenues ($ in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$995
$1,138
$1,230
$1,107
$989
$1,014
FY2006
FY2007
FY2008
FY2009
FY2010(a)
Trailing Twelve Months Q3-11(a)(b)
Contract Revenues

EBITDA - Adjusted and Income from Continuing Operations - Non-GAAP ($ in millions)
$160
$120
$80
$40
$-
$110.4
$139.2
$131.2
$117.2
$85.8
$98.5
$32.9
$40.7
$31.4
$20.9
$6.8
$13.5
FY2006
FY2007
FY2008
FY2009
FY2010(a)
Trailing Twelve Months Q3-11(a)
EBITDA - Adjusted (Non-GAAP) (c)
Income from continuing operations - Non-GAAP(c)

Fiscal Year Results - Revenue and Earnings
(a) Q4-10 Fiscal 2010 includes an incremental week as the result of our 52/53 week fiscal year.
(b) Trailing Twelve Months Q3-11 includes contract revenues of $732.1 million for the nine months ended April 30, 2011 and $281.5 million for the three months ended July 31, 2011 (including an incremental week during Q4-10 as the result of our 52/53 week fiscal year)
(c) The amounts for EBITDA - Adjusted and Income from continuing operations -Non-GAAP are Non-GAAP financial measures adjusted to exclude certain items. See “Regulation G Disclosure”
slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures.
■ Fiscal 2009 - 2010 revenues
 impacted by reductions in
 customer spending in response to
 economic conditions
■ Trailing Twelve Months Q3-11
 trends improving
■ Operating results responsive to
 contract revenues
■ With fiscal 2011 results increasing
 from growth and improved
 operating efficiencies

Liquidity

Cash Flow from Operating Activities and Cap-ex, net
($ in millions)
$160
$120
$80
$40
$-
$102.3
$108.5
$104.3
$126.6
$54.1
$47.3
$62.3
$62.3
$25.3
$46.6
FY2006
FY2007
FY2008
FY2009
FY2010(a)
Cash Flow from Operating Activities
Cap-ex (net)(b)

Net Debt - Non-GAAP and Ratio of Net Debt to EBITDA - Adjusted - Non-GAAP ($ in millions)
$160
$120
$80
$40
$-
1.5x
1.0x
0.5x
0.0x
$131.3
1.1x
$31.6
0.4x
$32.1
0.4x
FY2008
FY2009
FY2010(a)
Net Debt(c)
Net Debt to EBITDA-Adjusted (Non-GAAP) (c)

DYCOM INDUSTRIES INC.

Fiscal Year Results - Cash Flow and
■ Strong cash flow from operations. Fiscal
 2010 cash flows impacted by lower levels
 of operations
■ Ample cash flows to support capital
 expenditures and fund operations
■ Long term financing in place
 } $187.5 million 7.125% Senior
 Subordinated Notes; due 2021
 } $225 million Credit Facility; due 2015
 } No borrowings outstanding
■ 0.4x ratio of Net Debt to EBITDA-Adjusted
(a) Fiscal 2010 includes an incremental week as the result of our 52/53 week fiscal year.
(b) Capital expenditures net of proceeds from the sale of assets
(c) The amounts for EBITDA - Adjusted and Net Debt used in the calculations herein are Non-GAAP financial measures adjusted to exclude certain items. See
 “Regulation G Disclosure” slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures.

Contract Revenues ($ in millions)
$300
$240
$180
$120
$60
$-
$232
$282
$262
$218
$252
Q3-10
Q4-10(a)
Q1-11
Q2-11
Q3-11
Contract Revenues

EBITDA - Adjusted and Income (Loss) from Continuing Operations - Non-GAAP ($ in millions)
$40
$30
$20
$10
$0
($10)
$17.0
$28.2
$30.5
$16.2
$23.6
$0.6
$4.6
$6.7
$(1.2)
$3.4
Q3-10
Q4-10(a)
Q1-11
Q2-11
Q3-11
EBITDA - Adjusted (Non-GAAP) (b)
Income (loss) from continuing operations - Non-GAAP(b)

Quarterly Results - Revenue and
Earnings
■ Year-over-year revenue trends
 improving as a result of organic growth
 and revenues from acquired
 businesses
(a) Q4-10 includes an incremental week as the result of our 52/53 week fiscal year.
(b) The amounts for EBITDA - Adjusted and Income (Loss) from continuing operations -Non-GAAP are Non-GAAP financial measures adjusted to exclude certain items. See “Regulation G Disclosure” slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures.
■ EBITDA - Adjusted and Income from
 Continuing Operations improved from
 operating efficiencies year over year

Cash Flow from Operating Activities and Cap-ex, net
($ in millions)
$40
$30
$20
$10
$-
$(10)
$(8.2)
$5.5
$19.1
$28.5
$4.5
$6.9
$15.0
$11.4
$4.3
$6.9
Q3-10
Q4-10(a)
Q1-11
Q2-11
Q3-11
Cash Flow from Operating Activities
Cap-ex (net) (b)

Net Debt (Cash) - Non-GAAP and Ratio of Net Debt to EBITDA - Adjusted - Non-GAAP ($ in millions)
$110
$80
$50
$20
$(10)
1.5x
1.0x
0.5x
0.0x
$19.3
0.2x
$32.1
0.4x
$55.4
0.6x
$75.5
0.8x
$99.0
1.0x
Q3-10
Q4-10(a)
Q1-11
Q2-11
Q3-11
Net Debt (c)
Net Debt to Trailing 4 Qtr EBITDA-Adjusted (Non-GAAP) (c)

DYCOM INDUSTRIES INC.

Quarterly Results - Cash Flow and
Liquidity
(a) Fiscal 2010 includes an incremental week as the result of our 52/53 week fiscal year.
(b) Capital expenditures net of proceeds from the sale of assets
(c) The amounts for EBITDA - Adjusted and Net Debt used in the calculations herein are Non-GAAP financial measures adjusted to exclude certain items. See
 “Regulation G Disclosure” slide for a reconciliation of Non-GAAP financial measures to GAAP financial measures.
■ Cash flows from operations reflects
 seasonality, grew year-over-year from
 improved operating results
■ Capital expenditures, net of disposals
 totaled $6.9 million during Q3-11
■ Strong financial profile and ample
 liquidity as of April 30, 2011
 } $89.0 million cash and equivalents
 } $187.5 million 7.125% Senior
 Subordinated Notes due 2021
 issued Q2-11
 } $127.8 million availability under
 Revolving Credit Facility

Reconciliation of GAAP to Non-GAAP measures

($ in millions) (amounts may not add due to rounding)	Fiscal 2006	Fiscal 2007	Fiscal 2008	Fiscal 2009					Fiscal 2010					Fiscal 2011		
				Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3
Adjusting Items:																
Write-off of deferred financing costs	$ -	$ -	$ -	$ 0.6	$ -	$ -	$ -	$ 0.6	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Loss) gain on debt extinguishment, net	-	-	-	-	(1.3)	(1.7)	-	(3.0)	-	-	-	-	-	-	5.7	2.6
Goodwill impairment charges	14.8	-	9.7	-	94.4	-	-	94.4	-	-	-	-	-	-	-	-
Charges for wage and hour litigation	-	-	7.6	-	-	-	-	-	2.0	-	-	-	1.6	-	-	0.6
Reversal of interest expense on income tax liabilities	-	-	(0.7)	-	-	(0.3)	-	(0.3)	-	-	-	-	-	-	-	-
Reversal of certain income tax related liabilities	-	-	(2.0)	-	-	(1.4)	-	(1.4)	-	-	(1.0)	-	(1.0)	-	-	-
Valuation allowance on deferred tax asset	-	-	-	-	-	-	-	-	1.1	-	-	-	1.1	-	-	-
Reversal of pre-acquisition payroll related accruals	-	-	(1.7)	-	-	-	-	-	-	-	-	-	-	-	-	-
Acquisition related costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0.2	-
Gain on sale of real estate	-	(2.5)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre tax effect of Adjusting Items	$ 14.8	$ (2.5)	$ 14.9	$ 0.6	$ 93.1	$ (2.0)	$ -	$ 91.7	$ 2.0	$ -	$ -	$ -	$ 1.6	$ -	$ 6.0	$ 3.2
After tax effect of Adjusting Items	$ 14.8	$ (1.5)	$ 7.0	$ 0.3	$ 76.2	$ (2.6)	$ -	$ 74.0	$ 2.3	$ -	$ (1.0)	$ -	$ 0.9	$ -	$ 3.9	$ 1.9
Reconciliation of Net Income (GAAP) to EBITDA- Adjusted (Non-GAAP)																
Net income (loss) (GAAP)	$ 18.2	$ 41.9	$ 21.7	$ 10.5	$ (78.0)	$ 7.6	$ 6.6	$ (53.2)	$ 3.5	$ (4.0)	$ 1.6	$ 4.6	$ 5.8	$ 6.7	$ (5.1)	$ 1.5
Income (loss) from discontinued operations	0.1	(0.3)	(2.7)	-	-	-	(0.1)	(0.1)	-	-	-	-	-	-	-	-
Income (loss) from continuing operations, net of tax	18.0	42.2	24.4	10.6	(78.0)	7.6	6.7	(53.1)	3.5	(4.0)	1.6	4.6	5.8	6.7	(5.1)	1.5
Provision (benefit) for income taxes	22.2	27.3	13.2	7.1	(17.4)	3.4	5.5	(1.4)	4.5	(2.7)	(0.4)	3.4	4.9	5.2	(3.2)	1.2
Pre-tax income (loss) from continuing operations	40.2	69.5	37.6	17.7	(95.3)	11.0	12.2	(54.5)	8.0	(6.6)	1.2	8.0	10.7	11.9	(8.3)	2.7
Interest expense (income), net	10.1	13.8	12.4	3.9	4.1	3.1	3.4	14.5	3.5	3.5	3.4	3.8	14.2	3.7	3.7	4.2
Depreciation	42.2	51.0	60.0	14.8	15.1	14.5	14.2	58.6	13.6	14.0	14.3	15.4	57.2	14.1	14.1	13.7
Amortization	4.3	6.8	7.2	1.8	1.7	1.6	1.6	6.8	1.6	1.6	1.6	1.6	6.4	1.5	1.7	1.8
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")	96.7	141.1	117.3	38.2	(74.4)	30.2	31.4	25.4	26.8	12.4	20.5	28.8	88.5	31.2	11.2	22.3
Gain on sale of fixed assets	(5.9)	(5.6)	(6.7)	(1.0)	(0.5)	(1.8)	(0.6)	(3.9)	(1.0)	(0.8)	(4.3)	(1.5)	(7.7)	(1.5)	(2.0)	(3.3)
Stock-based compensation expense	4.7	6.2	5.2	1.5	0.3	0.9	1.1	3.9	1.0	0.7	0.8	0.9	3.4	0.8	1.0	1.3
Pre-tax effect of Adjusting Items (from above) (a)	14.8	(2.5)	15.6	0.6	93.1	(1.7)	-	92.0	2.0	-	-	-	1.6	-	6.0	3.2
EBITDA - Adjusted (Non-GAAP)	$ 110.4	$ 139.2	$ 131.2	$ 39.3	$ 18.5	$ 27.6	$ 31.8	$ 117.2	$ 28.7	$ 12.3	$ 17.0	$ 28.2	$ 85.8	$ 30.5	$ 16.2	$ 23.6
Q3-11 Trailing Twelve Months Ended EBITDA - Adjusted (Non-GAAP)																$ 98.5

(a) Amounts exclude items already added back into the calculation of EBITDA

Reconciliation of Income from continuing operations, net of tax (GAAP), to income from continuing operations, net of tax - Adjusted (Non-GAAP)	Fiscal 2006	Fiscal 2007	Fiscal 2008	FY09 Q1	FY09 Q2	FY09 Q3	FY09 Q4	FY09 Total	FY10 Q1	FY10 Q2	FY10 Q3	FY10 Q4	FY10 Total	FY11 Q1	FY11 Q2	FY11 Q3
Income (loss) from continuing operations, net of tax	$ 18.0	$ 42.2	$ 24.4	$ 10.6	$ (78.0)	$ 7.6	$ 6.7	$ (53.1)	$ 3.5	$ (4.0)	$ 1.6	$ 4.6	$ 5.8	$ 6.7	$ (5.1)	$ 1.5
Adjusting Items from above, after tax	14.8	(1.5)	7.0	0.3	76.2	(2.6)	-	74.0	2.3	-	(1.0)	-	0.9	-	3.9	1.9
Income from continuing operations - Adjusted (Non-GAAP)	$ 32.9	$ 40.7	$ 31.4	$ 10.9	$ (1.7)	$ 5.0	$ 6.7	$ 20.9	$ 5.8	$ (4.0)	$ 0.6	$ 4.6	$ 6.8	$ 6.7	$ (1.2)	$ 3.4
Q3-11 Trailing Twelve Months Ended Income from continuing operations - Adjusted (Non-GAAP)																$ 13.5

Reconciliation of Debt to Net Debt - Non-GAAP and Net Debt and Ratio of Net Debt to EBITDA - Adjusted (Non-GAAP)	Fiscal 2006	Fiscal 2007	Fiscal 2008	FY09 Q1	FY09 Q2	FY09 Q3	FY09 Q4	FY09 Total	FY10 Q1	FY10 Q2	FY10 Q3	FY10 Q4	FY10 Total	FY11 Q1	FY11 Q2	FY11 Q3
Current and long-term debt			$ 153.4	$ 182.7	$ 147.4	$ 136.9	$ 136.3	$ 136.3	$ 136.0	$ 135.7	$ 135.5	$ 135.4	$ 135.4	$ 135.4	$ 236.5	$ 188.0
less: Cash and equivalents			22.1	45.7	74.0	78.8	104.7	104.7	120.5	135.9	116.2	103.3	103.3	80.0	161.0	89.0
Net Debt (Cash)			$ 131.3	$ 137.0	$ 73.4	$ 58.1	$ 31.6	$ 31.6	$ 15.5	$ (0.2)	$ 19.3	$ 32.1	$ 32.1	$ 55.4	$ 75.5	$ 99.0
Trailing 4 Qtr EBITDA -Adjusted (Non-GAAP)			$ 131.2	$ 125.7	$ 121.0	$ 119.9	$ 117.2	$ 117.2	$ 106.6	$ 100.4	$ 89.8	$ 85.8	$ 85.8	$ 88.0	$ 91.9	$ 98.5
Ratio of Net Debt (Cash) to EBITDA - Adjusted (Non-GAAP)			1.0x	1.1x	0.6x	0.5x	0.3x	0.3x	0.1x	0.0x	0.2x	0.4x	0.4x	0.6x	0.8x	1.0x
Ratio of Net Debt (Cash) to EBITDA			1.1x	1.2x	3.4x	2.9x	1.2x	1.2x	1.1x	0.0x	0.2x	0.4x	0.4x	0.6x	0.8x	1.1x

DYCOM INDUSTRIES INC.

Regulation G Disclosure

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth
($ in millions)

	GAAP - Contract Revenue	Revenues from Acquired Businesses	Non-GAAP - Contract Revenue	GAAP Revenue Growth %	Non-GAAP Organic Revenue Growth %
Q3-11	$ 252.4	14.4	$ 238.0	8.9%	2.7%
Q3-10	$ 231.6	-	$ 231.6

Regulation G Disclosure

Credit Suisse 2011 Engineering
and Construction Conference

June 2, 2011